This is filed pursuant to Rule 497(e).

AllianceBernstein All-Asia Fund
Files Nos. 33-84270 and 811-08776.

Alliance Bernstein New Europe Fund
Files Nos. 33-37848 and 811-06028.


AllianceBernstein(SM)
Investment Research and Management


                                         - AllianceBernstein All-Asia Fund, Inc.
                                       - AllianceBernstein New Europe Fund, Inc.
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Supplement dated June 3, 2005 to:

The Prospectus dated March 1, 2005 of AllianceBernstein All-Asia Fund ("All-Asia").

The Prospectus dated November 1, 2004 (as amended May 13, 2005) of AllianceBernstein New Europe Fund ("New Europe").

All of the funds listed above are hereinafter collectively referred to as the "Funds". You should read this Supplement in conjunction with the Prospectuses.

The shareholders of All-Asia and New Europe approved the acquisition of the Funds by AllianceBernstein International Research Growth Fund (formerly, AllianceBernstein International Premier Growth Fund). The acquisition of All-Asia is expected to take place on or about June 24, 2005. The acquisition of New Europe is expected to take place on or about July 8, 2005.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

You should retain this Supplement with your Prospectus for future reference.

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(SM) This mark is used under license from the owner, AllianceBernstein
Investment Research and Management, Inc.





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